 EXHIBIT 10.26

FIRST AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

                THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of September 30, 2002 (the “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Lenders under the Agreement referenced below (“Agent”), the Lenders party thereto, and GARDENBURGER, INC., an Oregon corporation (“Borrower”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

                WHEREAS, the Agent, Lenders and Borrower have entered into that certain Revolving Credit and Term Loan Agreement dated as of January 10, 2002 (as amended, supplemented, modified and/or restated from time to time, the “Agreement”);

                WHEREAS, the Borrower has requested that Agent and Lenders amend certain provisions of the Agreement, all as provided herein; and

                WHEREAS, subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Agreement as provided herein;

                NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

                SECTION 1.         Amendment.  Paragraph 4 of Annex I of the Agreement shall be and hereby is amended and restated and replaced in its entirety to read in full as follows:

“4)      Capital Expenditures

            Borrower shall not permit its Capital Expenditures in the aggregate to exceed (i) $2,200,000 during the fiscal year ending on September 30, 2002, and (ii) $1,100,000 during any fiscal year thereafter.”

                SECTION 2.         Conditions.  This Amendment shall be effective upon and subject to satisfaction of the following conditions precedent (such effective time, being the “Effective Time”):  (a) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof and as of the Effective Time as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date; (b) no Default or Event of Default shall be in existence, (c) Borrower shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment; (d) (i) the holders of the Subordinated Debt and Borrower shall have amended Section 2D(b)(iv) of the Note Purchase Agreement so that the capital expenditures covenant contained therein shall be the same as Paragraph 4 of Annex I of the Agreement as amended hereby except that the test levels shall be 10% looser than those in said paragraph of Annex I of the Agreement as amended hereby, all in form and substance satisfactory to Agent, and (ii) the holders of the Subordinated Debt shall have consented in writing to this Amendment, in form and substance satisfactory to Agent, and none of the provisions of this Amendment shall be a default or event of default under the Note Purchase Agreement or with respect to the Subordinated Debt; (e) Borrower shall have paid to Agent all fees, costs and expenses owed to and/or incurred by the Agent and Lenders arising in connection with the Loan Documents and/or this Amendment; and (f) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

                SECTION 3.         Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or any other Loan Document or any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Agreement, the other Loan Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement and/or other Loan Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

                SECTION 4.         Representations.  Borrower hereby represents and warrants to Agent and Lenders as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it; (iv) this Amendment and all other Loan Documents executed and/or delivered in connection herewith has been duly executed and delivered by it; (v) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) after giving effect to this Amendment, it is not in default under the Loan Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (vii) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

SECTION 5.         Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(b)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement.  This Amendment shall be considered part of the Agreement and shall be a Loan Document for all purposes under the Agreement and other Loan Documents.

(c)           This Amendment, the Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(e)           Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Agent or Lenders have has a security interest or Lien.   This Amendment shall be binding upon the Borrower and its respective successors and assigns.

(f)            The Borrower shall pay all costs and expenses incurred by Agent and Lenders or any of their affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and all of the same shall be part of the Obligations.  If Agent, any Lender or any of their affiliates uses in-house counsel for any of the purposes set forth above the Borrower expressly agrees that its

Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Person in its sole discretion for the work performed.

(g)           Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

(h)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

IN WITNESS WHEREOF, the parties have caused this First Amendment to Revolving Credit and Term Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written to be effective as of the Effective Time.

LENDER/AGENT:

CAPITALSOURCE FINANCE LLC

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Senior Vice President

BORROWER:

GARDENBURGER, INC.

By:	/s/ Lorraine Crawford
Name:	Lorraine Crawford
Title:	Vice President, Finance and Corporate Controller